                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                               Commission  Only [as permitted
                                               by Rule 14a-6(e)(2)]
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                            NEW ENGLAND FUNDS TRUST I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount previously paid:
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      4)  Date Filed:

STAR ADV PROXY COVER                        FINAL  August 15, 1997

                            snipe across right corner:  Your Vote Counts!  Reply
                                                          Immediately!

September xx, 1997


Dear New England Star Advisers Fund Shareholder,

The enclosed Proxy Statement contains detailed information regarding four important proposals affecting New England Star Advisers Fund. The most pertinent information is summarized on the enclosed page. Please take some time to review this summary before carefully reading the Proxy Statement.

VOTING IS EASY!
To vote your shares, simply sign and date the enclosed proxy voting card and mail in the postage-paid envelope provided.

YOUR VOTE COUNTS!
Your vote is extremely important, no matter how many Fund shares you own. Voting promptly is also important. It will reduce the need to send follow-up proxy packages or to contact shareholders by phone, an added expense to the Fund. If we do not receive enough votes, we will resolicit shareholders and you may receive a call from D.F. King, a proxy solicitation firm, to remind you to return your proxy ballot(s).

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call your financial representative or New England Funds at 800-225-5478. One of our Investor Service and Marketing Representatives will be happy to provide you with the information you need.

Sincerely,



Henry L.P. Schmelzer
President

                  NEW ENGLAND STAR ADVISERS FUND PROXY SUMMARY

Q. WHAT IS THE FIRST PROPOSAL ABOUT?
A. We are asking you to APPROVE THE APPOINTMENT OF HARRIS ASSOCIATES L.P. AS A NEW SUBADVISER of New England Star Advisers Fund, succeeding Berger Associates. Under the terms of the proposal, Harris assumed day-to-day management of Berger's segment of the Fund under the oversight of New England Funds Management, L.P. on July 25, 1997. Your vote is necessary to make this management change permanent. Harris is an affiliate of New England Funds Management, L.P. The other three subadvisers, Founders Asset Management, Inc., Loomis, Sayles & Company, and Janus Capital Corporation, will remain in place.

Q. WHY WAS THIS APPROVED BY THE TRUSTEES?
A. As Star Advisers Fund built a performance history, New England Funds Management monitored how the portfolio segments worked together and complemented each other. Based upon a review of the investment style and performance record achieved by Berger as compared to the proposed investment style and record of Harris, the Trustees believe this positive change is in the best interest of the shareholders. HARRIS ASSOCIATES AND PORTFOLIO MANAGER ROBERT SANBORN HAVE VERY STRONG REPUTATIONS, BROAD VISIBILITY AND A PROVEN TRACK RECORD.

Q. HOW WILL THIS PROPOSED CHANGE AFFECT THE FUND?
A. Sanborn is a bottom-up investment manager who uses a value investment style when evaluating companies. This will complement the two growth style subadvisers of the Fund. THE STYLE COMBINATION WILL ATTEMPT TO MAKE THE FUND LESS VOLATILE IN VARYING MARKET CONDITIONS, WITHOUT AFFECTING RETURNS.

Q.  WHAT ARE THE SECOND AND THIRD PROPOSALS I NEED TO CONSIDER?
A. Shareholders of New England Star Advisers Fund are also being asked to APPROVE NEW SUB-ADVISORY AGREEMENTS BETWEEN NEW ENGLAND FUNDS MANAGEMENT, L. P. AND FOUNDERS ASSET MANAGEMENT, INC. IN PROPOSAL TWO AND BETWEEN NEW ENGLAND FUNDS MANAGEMENT, L.P. AND LOOMIS, SAYLES & COMPANY, L.P. IN PROPOSAL THREE. These new sub-advisory agreements will be identical to the existing agreements except for the inclusion of a reduction in the sub-advisory fees paid by New England Funds Management to Founders and Loomis Sayles.

EFFECTIVE MAY 9, 1997, THE MANAGEMENT FEE PAID TO NEW ENGLAND FUNDS MANAGEMENT, L.P. WAS REDUCED from 1.05% to 1% of net assets over one billion dollars. New England Funds Management, L.P. pays part of its fees to the four subadvisers who manage a segment of the Fund's portfolio. The subadvisory fee paid by New England Funds Management to Founders and Loomis Sayles on net assets over $250 million will be reduced from 0.50% to 0.475%.

Q. HOW WILL THE SECOND AND THIRD PROPOSAL CHANGES BENEFIT THE FUND?
A. Trustees believe that these proposals are in the best interest of the Fund and its shareholders. The assets in the fund currently exceed one billion dollars. The proposals leverage the increase in assets by REDUCING THE AVERAGE FUND EXPENSES, which directly benefits the shareholders. A reduced fund expense is also attractive to financial representatives who sell the Fund and increase the assets.

Q. WHAT IS THE FOURTH PROPOSAL I NEED TO CONSIDER?
A. Shareholders of New England Star Advisers Fund are also being asked to approve a proposal that in the future will allow New England Funds Management, L.P., SUBJECT TO THE APPROVAL OF TRUSTEES AND UNDER CERTAIN CONDITIONS, TO APPOINT AN UNAFFILIATED INVESTMENT FIRM AS SUBADVISER WITHOUT SHAREHOLDER VOTE. This proposal is subject to the approval of the Securities and Exchange Commission as well.

Q. HOW WILL THE FOURTH PROPOSAL CHANGE BENEFIT THE FUND?
A. Trustees believe that this proposal is in the best interest of the Fund and its shareholders for two reasons. The new proposal WILL ALLOW TRUSTEES TO CHANGE SUBADVISERS QUICKLY WHEN NECESSARY, for example, when a subadviser's performance falls short of expectations or a subadviser resigns. In addition, the new proposal may REDUCE UNNECESSARY FUND EXPENSES by eliminating the need to change subadvisers through proxy solicitations.

                        NEW ENGLAND STAR ADVISERS FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               OCTOBER 17, 1997

To the Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of New England Star Advisers Fund (the "Fund"), a series of New England Funds Trust I (the "Trust"), will be held at the offices of New England Funds, L.P., 399 Boylston Street, Boston, Massachusetts 02116, on Friday, October 17, 1997 at
2:30 p.m. (Eastern time), for the following purposes:

    1. To approve or disapprove a new Sub-Advisory Agreement for the Fund between New England Funds Management, L.P. ("NEFM") and Harris Associates L.P.

    2. To approve or disapprove a new Sub-Advisory Agreement for the Fund between NEFM and Founders Asset Management, Inc.

    3. To approve or disapprove a new Sub-Advisory Agreement for the Fund between NEFM and Loomis, Sayles & Company, L.P.

    4. To approve or disapprove a proposal with respect to the future operation of the Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

    5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                  By order of the President of the Trust,

                  ROBERT E. O'HARE, Assistant Secretary

September 3, 1997

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        NEW ENGLAND STAR ADVISERS FUND

                               PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of New England Star Advisers Fund (the "Fund"), a series of the Trust, to be held at the offices of New England Funds, L.P. ("NEF"), 399 Boylston Street, Boston, Massachusetts 02116, on Friday, October 17, 1997 at 2:30 p.m. (Eastern time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders beginning on or about September 3, 1997. A copy of the Fund's Annual Report for the year ended December 31, 1996 and the Fund's Semiannual Report for the six months ended June 30, 1997 may be obtained without charge by writing to NEF at the above address or by calling (800) 225-5478.

    This Proxy Statement consists of five parts.


    PART I contains general information relating to the Meeting.

    PART II contains information relating to Proposal 1, the new Sub-Advisory Agreement for the Fund between New England Funds Management, L.P. ("NEFM") and Harris Associates L.P. ("Harris Associates").

    PART III contains information relating to Proposal 2, the new Sub-Advisory Agreement for the Fund between NEFM and Founders Asset Management, Inc. ("Founders") and Proposal 3, the new Sub-Advisory Agreement between NEFM and Loomis, Sayles & Company, L.P. ("Loomis Sayles").

    PART IV contains information relating to Proposal 4, the proposal with respect to the future operation of the Fund whereby the Fund may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission (the "SEC"), permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

    PART V contains information about the Trust, NEFM, Harris Associates, Founders, Loomis Sayles and certain brokerage and other miscellaneous matters.

I. GENERAL
    The Fund's shareholders of record on August 20, 1997 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was 25,931,223.


    Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the Proposals set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.


    The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NEF. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $90,000, plus reimbursement of such firm's out-of-pocket expenses.

II. NEW SUB-ADVISORY AGREEMENT WITH HARRIS ASSOCIATES
    The Fund is a multi-manager mutual fund. NEFM acts as the adviser to the Fund. The portfolio of the Fund is divided into four segments, each of which is managed by a different money management firm, as sub-adviser to NEFM. Until recently, Berger Associates, Inc. ("Berger") managed one of the segments of the Fund (the "Segment"), pursuant to a Sub-Advisory Agreement between NEFM and Berger (the "Old Sub-Advisory Agreement").

    The Trustees of the Trust have approved, and recommend that the shareholders of the Fund approve, a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for the Segment between NEFM and Harris Associates. The New Sub-Advisory Agreement would be substantially similar to the Old Sub-Advisory Agreement, except: (i) references to Berger would be changed to references to Harris Associates, (ii) the effective dates would be changed and (iii) the sub-advisory fee paid by NEFM to Harris Associates would, after shareholder approval of the New Sub-Advisory Agreement is obtained, be higher than the fee paid by NEFM to Berger (see "Comparison of Old and New Sub-Advisory Agreements" below). The proposed New Sub-Advisory Agreement would not affect the rate of the management fee paid by the Fund to NEFM.

ADVISORY AGREEMENT
    NEFM has acted as the Fund's adviser since January 2, 1996, and currently acts as the Fund's adviser pursuant to an Advisory Agreement dated August 30, 1996, as amended May 9, 1997 (the "Advisory Agreement"). (Prior to January 2, 1996, New England Investment Companies, L.P. ("NEIC") acted as the Fund's adviser.) The Fund's shareholders last approved such Advisory Agreement on December 28, 1995. The purpose of the submission of this agreement for shareholder approval at such time was for its initial approval and to approve its continuation following the merger of NEFM's former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996 (the "MetLife Merger"). The Trustees of the Trust, at a meeting held on May 9, 1997, approved an amendment to the Advisory Agreement to reduce the management fees payable by the Fund thereunder and approved the continuation of the Advisory Agreement, as so amended, for a one-year period beginning on June 1, 1997.


    Under the Advisory Agreement, NEFM has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that NEFM will, subject to NEFM's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees of the Trust) and
(2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). The Advisory Agreement provides for a management fee payable by the Fund to NEFM at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion. Prior to May 9, 1997, the Advisory Agreement provided for a management fee payable by the Fund to NEFM at the annual rate of 1.05% of all such assets. Prior to August 30, 1996, NEFM provided the same services and the Fund paid NEFM a management fee at the same annual rate under a previous Advisory Agreement. For the fiscal year ended December 31, 1996, the aggregate management fee payable by the Fund to NEFM under the Advisory Agreement (and its predecessor) was $6,821,099.


OLD SUB-ADVISORY AGREEMENT
    NEFM has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to four sub-advisers, each sub-adviser managing a different segment of the Fund's portfolio. Until July 25, 1997, NEFM delegated responsibility for managing the assets of the Segment to Berger, pursuant to the Old Sub-Advisory Agreement, which was dated August 30, 1996. From January 2 to August 30, 1996, Berger managed the Segment pursuant to a previous Sub-Advisory Agreement between NEFM and Berger. Prior to January 2, 1996, Berger managed the Segment pursuant to a Sub-Advisory Agreement between NEIC and Berger. The Old Sub-Advisory Agreement required Berger to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of NEFM. Under the terms of the Old Sub-Advisory Agreement, Berger was authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with NEFM. Berger was also required to report periodically to NEFM and the Trustees of the Trust.

    The Old Sub-Advisory Agreement was last submitted to the Fund's shareholders for approval on December 28, 1995. The purpose of the submission of this agreement for shareholder approval at such time was for its initial approval and to approve its continuation following the MetLife Merger. The Trustees of the Trust, at a meeting held on May 9, 1997, approved the continuation of the Old Sub-Advisory Agreement for a one-year period beginning on June 1, 1997.

    Under the Old Sub-Advisory Agreement, Berger was entitled to receive from NEFM (and not from the Fund) a sub-advisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the Segment and 0.50% of such assets in excess of $50 million. Berger voluntarily agreed, beginning May 9, 1997, to waive a portion of its sub-advisory fee under the Old Sub-Advisory Agreement equal to 0.025% annually of the excess, if any, of the average daily net assets of the Segment over $250 million.

INTERIM AND NEW SUB-ADVISORY AGREEMENTS
    Based on a review of the investment approach used by Berger in managing the Segment, the Segment's performance record under Berger's management, the performance record of Harris Associates and its portfolio management personnel in managing other equity mutual funds and the performance of other equity funds, NEFM recommended and the Trustees of the Trust determined that it would be appropriate for Harris Associates to assume responsibility for the day-to-day management of the Segment. Thus, upon the recommendation of NEFM, the Trustees voted on July 25, 1997 to terminate the Old Sub-Advisory Agreement as of the close of business on July 25, 1997 and to approve both (i) a Sub-Advisory Agreement between NEFM and Harris Associates dated July 25, 1997 (the "Interim Sub-Advisory Agreement"), by which NEFM appointed Harris Associates to act as sub-adviser to the Segment beginning July 25, 1997, and (ii) the New Sub-Advisory Agreement between NEFM and Harris Associates, by which Harris Associates would, following approval of the New Sub-Advisory Agreement by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Segment. The New Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement, except that the rate of fees payable by NEFM to Harris Associates is higher under the New Sub-Advisory Agreement. The fee rate payable by NEFM to Harris Associates under the Interim Sub-Advisory Agreement is 0.55% of the first $50 million of the average daily net assets of the Segment, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million. This is in effect identical to the fee rate payable by NEFM to Berger under the Old Sub-Advisory Agreement after giving effect to the waiver by Berger described above. The fee rate payable to Harris Associates under the New Sub-Advisory Agreement is set forth below. Berger consented to the termination of the Old Sub-Advisory Agreement as of the close of business on July 25, 1997. Harris Associates has agreed to waive payment of its entire sub-advisory fee by NEFM under the Interim Sub-Advisory Agreement from July 25, 1997 through August 31, 1997, and NEFM will pay such waived fees to Berger. This waiver by Harris Associates will not reduce the management fee paid by the Fund to NEFM.


    The New Sub-Advisory Agreement is subject to approval by the Fund's shareholders. Shareholder approval of a sub-advisory agreement ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreement went into effect as of the close of business on July 25, 1997, pursuant to a rule of the SEC which under certain circumstances allows such agreements to take effect, and to remain in effect for up to 120 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or shortly after October 17, 1997, at which time the Interim Sub-Advisory Agreement will terminate and Harris Associates will begin earning sub-advisory fees at a higher rate under the New Sub-Advisory Agreement. The Trustees recommend that the shareholders approve the New Sub-Advisory Agreement.


    In determining to approve the appointment of Harris Associates as sub-adviser to a segment of the Fund, to approve the Interim and New Sub-Advisory Agreements and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Harris Associates and its personnel to provide portfolio management services to this segment of the Fund. The Trustees also reviewed information about Harris Associates' proposed approach to managing the Segment. Harris Associates' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long term growth of capital.

    In conjunction with the appointment of Harris Associates as sub-adviser, the investment policies for the Segment were changed as of July 25, 1997 to provide that the Segment will invest primarily in common stocks and securities convertible into common stocks, but may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and fixed-income securities (including lower quality fixed-income securities). In managing the Segment, Harris Associates uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once Harris Associates has determined that a security is undervalued, Harris Associates will consider it for purchase by the Segment. In making investment decisions, a key additional factor is the quality of management, and for equity securities particular emphasis is placed on significant stock ownership by the company's management. Harris Associates believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of stockholders. When Berger was managing the Segment, common stocks generally constituted all or most of the Segment's assets, although the Segment had the ability from time to time to take substantial positions in securities convertible into common stocks, to purchase preferred stocks, government securities, zero-coupon securities and other senior securities when Berger believed it was appropriate to do so, and to invest in Rule 144A securities and to purchase put and call options on stock indices and futures contracts and options thereon for the purpose of hedging. This change in investment policies is not separately subject to shareholder approval.

    Harris Associates has informed the Fund that shortly after it began managing the Segment, it commenced restructuring the Segment to reflect Harris Associates' judgments as to stock selection. The majority of this restructuring, which will take place over time, has been completed. Harris Associates estimates that the costs of this restructuring, which will be paid by the Fund, could equal approximately 0.26% of the Segment's net asset value. Based on the Segment's net asset value at June 30, 1997, these estimated costs would be approximately $550,000. There can be no assurance that actual costs will not be significantly higher or lower than this estimate. Restructuring costs consist primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for the Segment. These amounts are treated as capital items, rather than operating expenses. They will thus reduce the Fund's net asset value, rather than increase its operating expenses. The costs of holding the Meeting, estimated at $280,000, are in addition to these restructuring costs and will be borne by the Fund, regardless of whether the New Sub-Advisory Agreement is approved.


    The New Sub-Advisory Agreement. The text of the New Sub-Advisory Agreement is set forth as Exhibit A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as so set forth.


    The New Sub-Advisory Agreement requires Harris Associates to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of NEFM. Under the terms of the New Sub-Advisory Agreement, Harris Associates will be authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with NEFM. Harris Associates will be required to report periodically to NEFM and the Trustees of the Trust. The New Sub-Advisory Agreement provides that NEFM shall compensate Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the Segment, 0.60% of the next $50 million of such assets and 0.55% of any such assets in excess of $100 million.

    The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust, NEFM or Harris Associates, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by NEFM and Harris Associates and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty days' written notice, or by Harris Associates or NEFM upon sixty days' written notice, and will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreement provides that Harris Associates shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


    As noted above, the Interim Sub-Advisory Agreement currently in effect differs from the proposed New Sub-Advisory Agreement only in its date and in the rate of the sub-advisory fee payable by NEFM to Harris Associates.

COMPARISON OF OLD, INTERIM AND NEW SUB-ADVISORY AGREEMENTS
    The proposed New Sub-Advisory Agreement is substantially identical to the Old Sub-Advisory Agreement for the Fund, except that, under the New Sub-Advisory Agreement: (i) references to Berger are changed to references to Harris Associates, (ii) the Old Sub-Advisory Agreement was dated August 30, 1996, whereas the New Sub-Advisory Agreement will be dated the date that it takes effect, expected to be October 17, 1997 or shortly thereafter; and (iii) the sub-advisory fees payable under the agreements differ as set forth below.


    Under the New Sub-Advisory Agreement, Harris Associates would be entitled to receive a sub-advisory fee, paid by NEFM, at the annual rate of 0.65% of the first $50 million of the average daily net assets of the Segment, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. Under the Old Sub-Advisory Agreement, NEFM paid Berger a sub-advisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the Segment and 0.50% of such assets in excess of $50 million. The annual sub-advisory fee rate currently payable by NEFM to Harris Associates under the Interim Sub-Advisory Agreement is 0.55% of the first $50 million of the Segment's average daily net assets, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million. (As noted above, Berger agreed to waive a portion of its sub-advisory fee payable under the Old Sub-Advisory Agreement beginning May 9, 1997). As of June 30, 1997, the net assets of the Segment were $210,643,733. For the fiscal year ended December 31, 1996, NEFM paid sub-advisory fees of $796,201 to Berger. If the Interim Sub-Advisory Agreement had been in effect during 1996, NEFM would have paid this same amount in sub-advisory fees to Harris Associates. If the New Sub-Advisory Agreement had been in effect during 1996, NEFM would have paid sub-advisory fees of $923,321 to Harris Associates, or 15.97% more than the sub-advisory fees paid to Berger under the Old Sub-Advisory Agreement. All sub-advisory fees under the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are paid by NEFM and not by the Fund. As noted above, the Fund pays NEFM a management fee at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets, and 1.00% of such assets in excess of $1 billion.

TRUSTEES' APPROVAL AND RECOMMENDATION
    The Trustees of the Trust believe that the terms of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Fund and its shareholders. The Trustees of the Trust unanimously recommend that the shareholders of the Fund approve the New Sub-Advisory Agreement for the Fund between NEFM and Harris Associates.

    The required vote for approval of the New Sub-Advisory Agreement for the Fund is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Trustees of the Trust will consider alternative arrangements for the management of the assets of the Segment, and the Interim Sub-Advisory Agreement will be terminated not later than 120 days after it took effect.


III. NEW SUB-ADVISORY AGREEMENTS WITH FOUNDERS AND LOOMIS SAYLES
    As noted above in Part II, the Fund is a multi-manager mutual fund, whose portfolio is divided into four segments, each managed by a different sub-adviser. NEFM has delegated its responsibility under the Advisory Agreement to provide portfolio management services to four sub-advisers, each sub-adviser managing a different segment of the Fund's portfolio. NEFM has delegated responsibility for managing the assets of one segment of the Fund to Founders pursuant to a Sub-Advisory Agreement between NEFM and Founders (the "Founders Sub-Advisory Agreement"), and has delegated responsibility for managing the assets of another segment of the Fund to Loomis Sayles pursuant to a Sub-Advisory Agreement between NEFM and Loomis Sayles (the "Loomis Sayles Sub-Advisory Agreement").

    The Trustees of the Trust have approved, and recommend that the shareholders of the Fund approve, new Sub-Advisory Agreements between NEFM and each of Founders and Loomis Sayles (the "New Founders Sub-Advisory Agreement" and the "New Loomis Sayles Sub-Advisory Agreement," respectively). Such new Sub-Advisory Agreements would be substantially identical to the Founders Sub-Advisory Agreement and the Loomis Sayles Sub-Advisory Agreement currently in effect, except for their dates and except for a reduction in the sub-advisory fees payable by NEFM to Founders and Loomis Sayles thereunder. The proposed New Founders Sub-Advisory Agreement and New Loomis Sayles Sub-Advisory Agreement would not affect the rate of the management fee payable by the Fund to NEFM.


    The Founders Sub-Advisory Agreement and the Loomis Sayles Sub-Advisory Agreement are each dated August 30, 1996. From January 2 to August 30, 1996, Founders and Loomis Sayles managed the segments of the Fund currently managed by them pursuant to separate Sub-Advisory Agreements between NEFM and each of Founders and Loomis Sayles. Prior to January 2, 1996, Founders and Loomis Sayles managed these segments of the Fund pursuant to separate Sub-Advisory Agreements between NEIC and each of Founders and Loomis Sayles. The Founders and Loomis Sayles Sub-Advisory Agreements each require Founders or Loomis Sayles, as the case may be, to manage the investment and reinvestment of the assets of its segment of the Fund, subject to the supervision of NEFM. Under the terms of the Founders and Loomis Sayles Sub-Advisory Agreements, each of Founders and Loomis Sayles is authorized to effect portfolio transactions for its segment of the Fund, using its own discretion and without prior consultation with NEFM. Founders and Loomis Sayles are required to report periodically to NEFM and the Trustees of the Trust.

    The Founders and Loomis Sayles Sub-Advisory Agreements were each last submitted to the Fund's shareholders for approval on December 28, 1995. The purpose of the submission of these agreements for shareholder approval at such time was for their initial approval and to approve their continuation following the MetLife Merger. The Trustees of the Trust, at a meeting held on May 9, 1997, approved the continuation of both the Founders Sub-Advisory Agreement and the Loomis Sayles Sub-Advisory Agreement for a one-year period beginning on June 1, 1997. Under the Founders and Loomis Sayles Sub-Advisory Agreements, Founders and Loomis Sayles are each entitled to receive from NEFM (and not from the Fund) a sub-advisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that it manages and 0.50% of such assets in excess of $50 million.


    Based on the rapid growth in the size of the Fund since its inception in 1994, and a review of advisory fee rates payable by comparable mutual funds, NEFM recommended and the Trustees determined that it would be appropriate to reduce the management fee payable by the Fund on net assets of the Fund in excess of $1 billion, and to reduce the sub-advisory fees payable by NEFM to Founders and Loomis Sayles for managing their segments of the Fund on assets of those segments in excess of $250 million. Thus, on the recommendation of NEFM, the Trustees voted on May 9, 1997 to approve an amendment to the Advisory Agreement to reduce the rate of management fees payable thereunder (as discussed above in Part II) and to approve the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement, by which the sub-advisory fees payable by NEFM to Founders and Loomis Sayles would be reduced on the assets of the segments of the Fund managed by Founders and Loomis Sayles in excess of $250 million. The New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement are substantially identical to the existing Founders and Loomis Sayles Sub-Advisory Agreements, except that the sub-advisory fee rate payable by NEFM to Founders and Loomis Sayles under both the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement is
0.55% of the first $50 million of the net assets of the segment managed by Founders or Loomis Sayles, as the case may be, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million.


    The New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement are each separately subject to approval by the Fund's shareholders. If such Sub-Advisory Agreements are approved by the Fund's shareholders, they will take effect at the close of business on the date such approval is obtained, expected to be on or shortly after October 17, 1997, at which time the existing Founders and Loomis Sayles Sub-Advisory Agreements will terminate, and Founders and Loomis Sayles will begin earning sub-advisory fees at a lower rate under the new agreements. The Trustees recommend that the shareholders approve both the New Founders Sub-Advisory Agreement (Proposal 2) and the New Loomis Sayles Sub-Advisory Agreement (Proposal 3).


    The terms of each of the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement are substantially similar to those of the New Sub-Advisory Agreement with Harris Associates, as set forth in Exhibit A to this Proxy Statement and as described above in Part II under "The New Sub-Advisory Agreement," except for the sub-advisory fee rates payable thereunder and except that references to Harris Associates are changed to references to Founders or Loomis Sayles, as the case may be.

    Each of Founders and Loomis Sayles has agreed, beginning May 9, 1997 and until further notice to the Fund, to waive payment of its sub-advisory fee under the Founders Sub-Advisory Agreement or the Loomis Sayles Sub-Advisory Agreement, as the case may be, to the extent that such fee is in excess of the fee that would be payable under the New Founders Sub-Advisory Agreement or the New Loomis Sayles Sub-Advisory Agreement.


    As of June 30, 1997, the net assets of the segments of the fund managed by Founders and Loomis Sayles were $252,755,172 and $249,306,466, respectively. For the fiscal year ended December 31, 1996, NEFM paid sub-advisory fees of $884,453 and $832,262 to Founders and Loomis Sayles, respectively. If the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement had been in effect during 1996, NEFM would have paid these same amounts in sub-advisory fees to Founders and Loomis Sayles.


    The Trustees of the Trust believe that the terms of the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement are in the best interests of the Fund and its shareholders. The Trustees of the Trust, including all of the disinterested Trustees, recommend that the shareholders of the Fund approve both the New Founders Sub-Advisory Agreement for the Fund between NEFM and Founders and the New Loomis Sayles Sub-Advisory Agreement for the Fund between NEFM and Loomis Sayles.


    The required vote for approval of each of the New Founders Sub-Advisory Agreement and the New Loomis Sayles Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve either the New Founders Sub-Advisory Agreement or the New Loomis Sayles Sub-Advisory Agreement, then the existing Founders Sub-Advisory Agreement and/or Loomis Sayles Sub-Advisory Agreement, as the case may be, will remain in effect, and the Trustees will consider such actions as may be in the best interests of the Fund's shareholders.


IV. FUTURE SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER VOTE
    The Fund proposes to operate in a manner in which it may from time to time, to the extent permitted by any exemption or exemptions granted by the SEC, permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.


    The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders and by a vote of a majority of the trustees of the fund who are not parties to such contract or agreement or interested persons of any party to such contract or agreement. The Trust and NEFM have applied to the SEC, however, for an exemption from the shareholder approval requirement with respect to certain new and amended sub-advisory agreements entered into from time to time by NEFM and a sub-adviser with respect to the Fund, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order (the "Exemptive Order") to the Trust as sought in the Exemption Application or any amendment thereto, NEFM would be permitted, under certain conditions, to enter into new and amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by Exemptive Order, a sub-adviser that is affiliated with the Fund or NEFM), and agreements with existing sub-advisers if there is a material change in the existing sub-advisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing sub-advisory agreement. Nonetheless, even if the Exemptive Order is granted, any sub-advisory agreement would, under the 1940 Act, be subject to approval by a majority of the Trustees of the Trust who are not parties to or interested persons of any party to the agreement. Furthermore, the Fund would still require shareholder approval to amend its Advisory Agreement with NEFM (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new Advisory Agreement with NEFM or any other adviser.


    It is expected that, if the Exemptive Order is granted, it will be a condition to such exemption that, among other things, the shareholders of the Fund first approve the operation of the Fund as proposed in the Exemption Application, i.e., permitting NEFM to enter into sub-advisory agreements with sub-advisers in the future without obtaining shareholder approval of each agreement. It is also expected that the Exemptive Order may include as a condition a requirement that within 90 days after the hiring of any new sub-adviser or the implementation of any proposed material change in a Sub-Advisory Agreement, the Fund will furnish shareholders the information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement relating to shareholder approval of such agreement.

    The Fund has applied for this exemption for several reasons. As described under Proposal 1, the Fund utilizes an adviser/sub-adviser management structure, where NEFM acts as the Fund's investment adviser, delegating the day-to-day portfolio management for the Fund to four sub-advisers. Under such a structure, the Fund's sub-advisers act in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a sub-adviser. Specifically, the Fund's sub-advisers, like portfolio managers in a more traditional structure, manage the segments of the Fund's portfolio, under the oversight and supervision of the Fund's adviser. If the Fund were to change sub-advisers, NEFM would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new sub-adviser. Changing the Fund's sub-advisers is, therefore, analogous to replacing the portfolio manager of a single- manager managed fund, which does not require shareholder approval under the 1940 Act.

    In addition, given the Fund's management structure, the shareholder approval requirement under the 1940 Act may cause the Fund's shareholders to incur unnecessary expenses and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt removal of a sub-adviser if circumstances warrant such removal. The Trustees of the Trust believe that without the ability to employ promptly a new sub-adviser or re-employ promptly the current sub-adviser, as the case may be, investors' expectations may be frustrated and the Fund and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a sub-adviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a sub-adviser has resigned and (c) where there has been an "assignment" causing the termination of a sub-advisory agreement (i.e., a change in the actual control or management of a sub-adviser).

    In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a sub-advisory agreement, the Fund must convene a shareholder's meeting, which invariably involves considerable delay and expense. Where NEFM, as adviser, has recommended replacement of a sub-adviser, and the Trustees of the Trust have determined that such replacement is necessary, the Fund could receive less than satisfactory sub-advisory services prior to the time that an agreement with a new subadviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a sub-adviser (events which, in many cases, are beyond the control of the Fund), the Fund may be forced to operate with a less than satisfactory sub-adviser for some period of time. In such circumstances, without the ability to engage a new sub-adviser promptly, NEFM, as the Fund's adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a sub-adviser.

    The Trustees of the Trust unanimously recommend that the shareholders approve Proposal 4 with respect to the operation of the Fund in order to permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

    The required vote for approval of this Proposal is, the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the Proposal, the Trustees of the Trust will consider such alternative actions as may be in the best interests of the Fund.

V. ADDITIONAL INFORMATION

INFORMATION ABOUT THE TRUST
    The Trust is a diversified, open-end management investment company organized in 1985 as a business trust under the laws of Massachusetts. The Trust is a series type company with twelve investment portfolios. The Fund is one of those portfolios. The address of the Trust is 399 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT NEFM
    NEFM is a limited partnership. Its sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of NEF, which is the principal underwriter for the Fund. NEIC owns the entire limited partnership interest in each of NEF and NEFM. The sole general partner of NEIC is New England Investment Companies, Inc. ("NEIC Inc."), which is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which is in turn a wholly-owned subsidiary of MetLife. MetLife owns indirectly a majority of the outstanding limited partnership interests in NEIC.

    The principal executive officer of NEF and NEFM is Henry L.P. Schmelzer, who is the President and a Trustee of the Trust and whose principal occupation is his positions with NEF and NEFM. The address of NEF, NEFM, NEF Corporation, NEIC Holdings, NEIC, NEIC Inc. and Mr. Schmelzer is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc. and MetLife is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT HARRIS ASSOCIATES
    Harris Associates is a limited partnership. Its sole general partner, Harris Associates Inc. ("HAI"), is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Harris Associates. The principal executive officer of Harris Associates is Robert M. Levy, whose principal occupation is his position with Harris Associates. The address of Harris Associates, HAI and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602.


    Harris Associates acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at June 30, 1997:

                                                  NET ASSETS OF
                                                   OTHER FUND
               OTHER FUND WITH                    (IN MILLIONS)      ANNUAL          AVERAGE NET
              SIMILAR OBJECTIVE                    AT 6/30/97       FEE RATE        ASSET LEVELS
                 ------------                   -----------------  -----------  ---------------------
*New England Star Worldwide
 Fund - U.S. segment managed by Harris
 Associates                                          $   98           0.65%     first $50 million
                                                                      0.60%     next $50 million
                                                                      0.55%     over $100 million


 The Oakmark Fund                                    $5,767           1.00%     first $2.5 billion
                                                                      0.95%     next $2.5 billion
                                                                      0.90%     over $5 billion

*LPT Variable Insurance Series
 Trust - Harris Associates Value
 Portfolio                                           $     2          0.75%     first $25 million
                                                                      0.60%     next $75 million
                                                                      0.50%     over $100 million


INFORMATION ABOUT FOUNDERS
    The principal executive officer of Founders is Bjorn K. Borgen, whose principal occupation is his position as Chief Executive Officer and Director of Founders. Mr. Borgen owns all of the voting stock of Founders. The address of Founders and Mr. Borgen is 2930 East Third Avenue, Denver, Colorado 80206.

    Founders acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at June 30, 1997:

                                                  NET ASSETS OF
                                                   OTHER FUND
               OTHER FUND WITH                    (IN MILLIONS)      ANNUAL          AVERAGE NET
              SIMILAR OBJECTIVE                    AT 6/30/97       FEE RATE        ASSET LEVELS
                 ------------                   -----------------  -----------  ---------------------
 Founders Growth Fund                                $1,432           1.00%     first $30 million
                                                                      0.75%     next $270 million
                                                                      0.70%     next $200 million
                                                                      0.65%     over $500 million
*NASL Series Trust
 Growth Trust                                        $  105           0.45%     first $50 million
                                                                      0.45%     next $150 million
                                                                      0.35%     next $300 million
                                                                      0.30%     over $500 million
*North American Funds
 Growth Equity Fund                                  $   23           0.50%     first $50 million
                                                                      0.45%     next $150 million
                                                                      0.425%    next $300 million
                                                                      0.40%     over $500 million

INFORMATION ABOUT LOOMIS SAYLES
    Loomis Sayles is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles. The principal executive officer of Loomis Sayles is Robert Blanding, who is President, Chairman, Director and Chief Executive Officer of Loomis Sayles and whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 465 First Street West, Sonoma, California 95476.

    Loomis Sayles acts as investment adviser or sub-adviser, in the case of the funds marked with an asterisk below, to the following other mutual funds that have similar investment objectives and policies to the Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at June 30, 1997:

                                                  NET ASSETS OF
                                                   OTHER FUND
               OTHER FUND WITH                    (IN MILLIONS)      ANNUAL          AVERAGE NET
              SIMILAR OBJECTIVE                    AT 6/30/97       FEE RATE        ASSET LEVELS
                 ------------                   -----------------  -----------  ---------------------
 Loomis Sayles Small Cap
 Value Fund                                           $200            0.75%     All assets

*New England Zenith Fund -
 Loomis Sayles Small Cap
 Series                                               $137            0.55%     first $25 million
                                                                      0.50%     next $75 million
                                                                      0.45%     next $100 million
                                                                      0.40%     over $200 million
 Maxim Series -
 Maxim Small Cap Aggressive
 Growth Fund                                          $139            0.55%     first $10 million
                                                                      0.45%     next $15 million
                                                                      0.40%     next $75 million
                                                                      0.30%     over $100 million
 Loomis Sayles Small
 Cap Growth Fund                                      $  3            0.75%     All assets

*New England Star
 Small Cap Fund - Segment
 managed by Loomis Sayles                             $ 71            0.55%     first $50 million
                                                                      0.50%     over $50 million

PORTFOLIO TRANSACTIONS AND BROKERAGE
    In placing orders for the purchase and sale of portfolio securities for their segments of the Fund, Harris Associates, Founders and Loomis Sayles always seek best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris Associates, Founders or Loomis Sayles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.


    Harris Associates, Founders and Loomis Sayles select only brokers or dealers which they believe are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates, Founders and Loomis Sayles will use their respective best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


    Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates, Founders or Loomis Sayles believe will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates', Founders' or Loomis Sayles' expenses. Such services may be used by Harris Associates, Founders or Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates, Founders or Loomis Sayles may, however, consider purchases of shares of the Fund and other mutual funds that they manage by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

    Harris Associates, Founders or Loomis Sayles may cause their segments of the Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates, Founders or Loomis Sayles, respectively, an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates, Founders or Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the Fund and its other clients. Harris Associates', Founders' and Loomis Sayles' authority to cause their segments of the Fund to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.


    Subject to the overriding objective of obtaining the best possible execution of orders, Harris Associates may allocate brokerage transactions for its segment of the Fund to Harris Associates Securities L.P. ("Harris Securities"), a broker-dealer affiliated with Harris Associates. In order for Harris Securities to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by Harris Securities must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. The Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid by the Fund to an affiliated broker are consistent with the foregoing standard.


CERTAIN PAYMENTS TO AFFILIATES
    In addition to management fees payable to NEFM, the Fund compensates NEF (an affiliate of NEFM) for providing various services to the Fund and its shareholders. In 1996, these payments for the Fund amounted to $1,108,669 for transfer agency services, $711,078 for service (Rule 12b-1) fees for Class A shares, $2,916,149 for service and distribution (Rule 12b-1) fees for Class B shares, $627,802 for service and distribution (12b-1) fees for Class C shares and $98,321 for the provision of certain legal and accounting services. In addition, in 1996 NEF received from the Fund's shareholders $3,745,074 in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements are not affected in any way by the Interim and New Sub-Advisory Agreements with Harris Associates, or by the New Founders Sub-Advisory Agreement and New Loomis Sayles Sub-Advisory Agreement.


CERTAIN TRUSTEES AND OFFICERS OF THE TRUST
    The following persons are both (1) Trustees or officers of the Trust and (2) officers or employees of NEFM (or officers or directors of NEFM's corporate general partner): Henry L.P. Schmelzer, Bruce Speca and Frank Nesvet. In addition, Peter S. Voss, President and Chief Executive Officer of NEIC, is a Trustee and an officer of the Trust.


SHAREHOLDERS AS OF THE RECORD DATE
    As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), the following numbers of shares of each class of shares of the Fund, representing the indicated percentage of the outstanding shares of such class:

                                                      NUMBER
  CLASS    SHAREHOLDER                               OF SHARES       PERCENT
  -----    -----------                               ---------       -------
    Y      New England Mutual Life Ins. Co.       1,153,176.1190      73.09%
           Separate Investment Accounting
           Attn: Victor Soohoo
           501 Boylston Street
           Boston, MA 02116-3706

    Y      New England Life Insurance Co.           158,025.5030      10.02%
           Insurance Acctg & Reporting
           Attn: Michael Crowley
           501 Boylston Street, 6th Floor
           Boston, MA 02116-3706

    Y      Metropolitan Life Insurance              239,144.9580      15.16%
           c/o GADC-Gerald Hart-Agency
           Operations NELICO
           501 Boylston Street, 10th floor
           Boston, MA 02116-3706

    As of the Record Date, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each of the Funds.

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1, THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH HARRIS ASSOCIATES, PROPOSAL 2, THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH FOUNDERS, PROPOSAL 3, THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH LOOMIS SAYLES, AND PROPOSAL 4 WITH RESPECT TO THE FUTURE OPERATION OF THE FUND.


OTHER MATTERS
    Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although it is necessary for at least a majority of shares of the Fund to be represented at the Meeting in order for any Proposal to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence of a quorum for the Fund, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

    In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of each Proposal are not received by October 17, 1997, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received, and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against either Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

    Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1, 2, 3 and 4 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.


SHAREHOLDER PROPOSALS AT FUTURE MEETINGS
    The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.


September 3, 1997

                                                                     EXHIBIT A

                        NEW ENGLAND STAR ADVISERS FUND

                            SUB-ADVISORY AGREEMENT

                            HARRIS ASSOCIATES L.P.

    This Sub-Advisory Agreement (this "Agreement") is entered into as of
                , 1997 by and between New England Funds Management, L.P., a Delaware limited partnership (the "Manager"), and Harris Associates L.P., a Delaware limited partnership (the "Sub-Adviser").

    WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Funds Trust I (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to New England Star Advisers Fund, a series of the Trust (the "Series");

    WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

    WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

    1. Sub-Advisory Services.

    a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (such portion, the "Segment"), and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

    c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

    2. Obligations of the Manager.

    a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

    b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

    3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series's agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Segment shall be delivered directly to the Custodian.

    4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "Harris Associates L.P." and "Oakmark" and that all use of any designation consisting in whole or part of "Harris Associates L.P." or "Oakmark" (a "Harris/Oakmark Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Harris Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser or the Oakmark Funds in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Harris/Oakmark Mark(s) as soon as reasonably practicable.

    5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

    6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

    7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.65% of the first $50 million of the average daily net assets (including cash or cash equivalents) of the Segment for such period as compensation is payable, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

    8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

    9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Segment under this Agreement.

    Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

    10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or by the Manager on sixty days' written notice to the Sub-Adviser.

    Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

    11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

    12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

    13. General.

    a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision or this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                  NEW ENGLAND FUNDS MANAGEMENT, L.P.

                                      By: -------------------------------

                                           NEF Corporation, its general partner

                                      By: -------------------------------

                                          Name: Bruce R. Speca
                                          Title: Executive Vice President

                                  HARRIS ASSOCIATES L.P.

                                      By: Harris Associates Inc.,
                                          its general partner

                                      By: -------------------------------

                                          Name: Robert M. Levy
                                          Title: Chief Executive Officer

                         NEW ENGLAND STAR ADVISERS FUND

Your vote is needed!

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

The undersigned hereby appoints Henry L.P. Schmelzer, Bruce R. Speca and Frank Nesvet, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of New England Star Advisers Fund on October 17, 1997, at 2:30 p.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR the proposals.

This proxy is solicited on behalf of the Board of Trustees.

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE


                         NEW ENGLAND STAR ADVISERS FUND

The Trustees recommend a vote FOR the proposals listed hereon:

                                                                  For           Against         Abstain
1. To approve or disapprove a new Sub-Advisory Agreement          [ ]             [ ]             [ ]
   for the Fund between New England Funds Management, L.P.
   ("NEFM") and Harris Associates L.P.

2. To approve or disapprove a new Sub-Advisory Agreement          [ ]             [ ]             [ ]
   for the Fund between NEFM and Founders Asset Managment,
   Inc.

3. To approve or disapprove a new Sub-Advisory Agreement          [ ]             [ ]             [ ]
   for the Fund between NEFM and Loomis, Sayles & Company,
   L.P.

4. To approve or disapprove a proposal with respect to the        [ ]             [ ]             [ ]
   future operation of the Fund whereby the Fund may, from
   time to time, to the extent permitted by any exemption
   or exemptions granted by the Securities and Exchange
   Commission, permit NEFM to enter into new and amended
   agreements with sub-advisers with respect to the Fund
   without obtaining shareholder approval of such
   agreements, and to permit such sub-advisers to manage
   the assets of the Fund (or a segment thereof) pursuant
   to such sub-advisory agreements.

5. To consider and act upon any other matters which may           [ ]             [ ]             [ ]
   properly come before the meeting or any adjournments
   thereof.


Please be sure to sign and date this Proxy.

Date ___________________

Shareholder sign here ____________________________

Co-owner sign here ______________________________